Exhibit 77Q(1)(a)(i)



Amendment No. 2 dated November 19, 2004 to the By-laws is incorporated by reference to exhibit (b)(3) of post-effective amendment no. 124 to the Registration Statement filed on Form Type 485APOS on December 2, 2004 (Accession 0001193125-04-206379).